UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 0R 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 4, 2013

Quture International, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or Other Jurisdiction of Incorporation)

333-143630	20-4682058
(Commission File Number)	(IRS Employer Identification No.)

319 Clematis Street, Suite 400, West Palm Beach, FL	33401
(Address of Principal Executive Offices)	(Zip Code)

(561) 514-9042

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to the Form 8-K amends our original filing on Form 8-K which was filed with the Securities and Exchange Commission (“SEC”) on March 8, 2013. This Form 8-K/A is being filed to amend the date in the Form 8-K that refers to Exhibit 16.1.

Item 4.01 Change in Registrant’s Certifying Accountant.

On March 4, 2013, the Company terminated R.R. Hawkins & Associates International, PC (“Hawkins”) as the Company’s independent registered public accounting firm. The decision to change accountants was approved by the Company’s Board of Directors.  The report of Hawkins on the Company’s consolidated financial statements as of and for the years ended April 30, 2012 and 2011 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to any uncertainty, audit scope or accounting principle except that there was an explanatory paragraph describing conditions that raised substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years, and any subsequent interim period preceding the termination on March 1, 2013, there were no disagreements between the Company and Hawkins on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Hawkins, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports.

The Company has provided Hawkins with a copy of the foregoing disclosure, and requested that Hawkins furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. A copy of the letter from Hawkins addressed to the Securities and Exchange Commission dated March 8, 2013 is filed as an Exhibit 16.1 to this Form 8-K.

On March 5, 2013, the Company engaged DKM Certified Public Accountants (“DKM”) as its independent registered public accounting firm to audit the Company’s consolidated financial statements.  The Company did not, during its two most recent fiscal years or in any subsequent interim period prior to engaging that registered public accounting firm, consult DKM regarding:

(i)	the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements whereby a written report was provided to the Company or oral advice was provided that DKM concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)	any matter that was either the subject of a disagreement or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 11, 2013

QUTURE INTERNATIONAL, INC.

By: /s/ G. Landon Feazell

G. Landon Feazell

Chief Executive Officer

Item 9.01(d) Exhibits

Exhibit No.	Description
16.1	Letter from R.R. Hawkins & Associates International, PC, dated March 8, 2013